Issued Capital and Reserves	12 Months Ended
Dec. 31, 2021
Share Capital, Reserves and Other Equity Interest [Abstract]
Issued Capital and Reserves

16 Issued Capital and Reserves

On September 18, 2019, we effected a 1:18 share split by issuing 206,595,492 shares by way of a capital increase from our own funds; thus, no outside proceeds were received. The capital increase came into effect upon registration with the commercial register (Handelsregister). The accompanying consolidated financial statements and notes to the consolidated financial statements give retroactive effect to the share split for all periods presented.

Proposed Cash Dividend Distributions

(in millions)	December 31, 2021
Proposed cash dividends on ordinary shares
Cash dividend for 2021: €2.00 per share	€486.0

We will propose a special cash dividend of €2.00 per ordinary share (including those held in the form of ADSs), which corresponds to an aggregate of approximately €486.0 million, based on the shares outstanding as of March 30, 2022. Since the cash dividend is subject to approval at our Annual General Meeting to be held in June 2022, no liability is recognized as of December 31, 2021. The Annual General Meeting expects to serve as the record date for the dividend.

Capital Transactions During the Year Ended December 31, 2021

In November 2020, we entered into a sales agreement, or the Sales Agreement, with Jefferies LLC and SVB Leerink LLC, as sales agents, to establish an at-the-market offering program, pursuant to which we may sell, from time to time, ADSs representing ordinary shares for aggregate gross proceeds of up to $500.0 million. During the year ended December 31, 2021, we sold 995,890 ADSs, each representing one of our ordinary shares that had previously been held in treasury, under the Sales Agreement for aggregate gross proceeds of $200.0 million (€163.6 million). As of December 31, 2021, the remaining capacity under the Sales Agreement is $207.1 million. Under the at-the-market offering program ADSs are sold via the stock exchange and therefore no shareholders’ subscription rights are affected. As a result of the transaction, treasury shares in the amount of €1.0 million were issued and the capital reserve increased by €162.6 million. Costs of €2.7 million related to the equity transaction were recorded in equity as deduction from the capital reserve.

Capital Transactions During the Year Ended December 31, 2020

During the year ended December 31, 2020, our issued share capital increased by €14.0 million. Each share has a nominal value of €1.00. As a result of the financing transactions, treasury shares decreased by €0.7 million and capital reserve increased by €861.0 million. Costs of €33.2 million related to these equity transactions were recorded in equity as deduction from the capital reserve. The financing transactions that occurred during the year ended December 31, 2020, were as follows:

Shanghai Fosun Pharmaceuticals (Group) Co., Ltd

As part of the BNT162 program, we entered into a strategic alliance with Fosun Pharma to develop COVID-19 vaccine candidates in China. Fosun Pharma agreed to make an equity investment of €45.6 million ($50.0 million) for 1,580,777 ordinary shares via Fosun Industrial Co., Limited, Hong Kong. The increase in share capital with a nominal amount of €1.6 million was subject to execution of share subscription documentation and approval from regulatory authorities in China and became effective with the registration with the commercial register (Handelsregister) on April 23, 2020. As a result of the transaction, the capital reserve increased by €44.0 million.

Pfizer Inc., New York, New York, United States

As part of the collaboration between us and Pfizer for the co-development of BNT162, Pfizer agreed to make an equity investment of €103.9 million ($113.0 million). The issuance of 2,377,446 ordinary shares with the nominal amount of €2.4 million was registered with the commercial register (Handelsregister) on May 5, 2020. As a result of the transaction the capital reserve increased by €101.5 million.

Neon Therapeutics, Inc., Cambridge, Massachusetts, United States

We acquired Neon by issuing 1,935,488 ADSs representing our ordinary shares with the nominal amount of €1.9 million to former stockholders of Neon in the Merger. The capital increase was registered with the commercial register (Handelsregister) on May 8, 2020. As a result of the transaction the capital reserve increased by €87.6 million.

Global Offering

On July 27, 2020, our share capital increased by €5.5 million ($6.4 million) in conjunction with the underwritten offering of 5,500,000 ADSs each representing one ordinary shares at a public offering price of $93.00 per ADS (“Underwritten Offering”). On August 27, 2020, following the Underwritten Offering, our share capital was increased by additional €16 thousand ($19 thousand) in conjunction with the rights offering of 16,124 ADSs each representing one of our ordinary shares at a public offering price of $93.00 per ADS (“Rights Offering”). The Underwritten Offering and the Rights Offering are part of a single, global offering which we refer to as the Global Offering. The gross proceeds of the Global Offering were €436.3 million ($513.0 million) including €5.5 million increase in share capital and €430.8 million increase in capital reserve.

June 2020 Private Placement – Equity Investment

A fund associated with Temasek Capital Management Pte. Ltd., or Temasek, and another accredited investor, contributed a private investment. The private placement includes an investment in a 4-year mandatory convertible note (see Note 12) and an investment of €123.9 million in ordinary shares. The issuance of 2,595,996 ordinary shares with the nominal amount of €2.6 million was registered with the commercial register (Handelsregister) on September 8, 2020. As result of the transaction the capital reserve increased by €121.3 million.

At-The-Market Offering Program

During the year ended December 31, 2020, we sold 735,490 ADSs, each representing one of our ordinary shares and previously held in treasury, under the Sales Agreement with Jefferies LLC and SVB Leerink LLC in November 2020 for aggregate gross proceeds of $92.9 million (€76.5 million). As a result of the transaction the capital reserve increased by €75.8 million.